                                 AMENDMENT NO.1

                                     to the

                           FIVE-YEAR CREDIT AGREEMENT

                           dated as of August 8, 2001

                                      among


                        MARTIN MARIETTA MATERIALS, INC.,

                            The BANKS Listed Herein,

                                       and

                               JPMORGAN CHASE BANK

                                    as Agent
--------------------------------------------------------------------------------


                          J.P. MORGAN SECURITIES, INC.
                        Lead Arranger and Sole Bookrunner


                             BANK OF AMERICA, N.A.,

                                       and

                              WACHOVIA BANK, N.A.,
                              Co-Syndication Agents

                                   BNP PARIBAS

                                       and

                        BRANCH BANKING AND TRUST COMPANY
                             Co-Documentation Agents

                       AMENDMENT NO.1 TO CREDIT AGREEMENT

         AMENDMENT dated as of August 8, 2002 to the Five-Year Credit Agreement dated as of August 8, 2001 (the "CREDIT AGREEMENT") among Martin Marietta Materials, Inc. (the "BORROWER"), the BANKS party thereto (the "BANKS") and JPMORGAN CHASE BANK, as Agent (the "AGENT").

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement (i) to increase the amount of the Commitments from $225,000,000 to $275,000,000 pursuant to Section 2.16 of the Credit Agreement and (ii) give effect to the contemporaneous assignment by certain Banks of their rights and obligations under the Credit Agreement and the Notes and assumption by certain other Banks of such rights and obligations;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1.01 DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         Section 1.02 CHANGES TO COMMITMENTS. With effect from and including the Amendment Effective Date, certain Banks shall increase their Commitments and/or assume Commitments from other Banks, and certain Banks shall assign their Commitments to other Banks, so that after giving effect to such increases and such assignments and assumptions, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank in Schedule A attached hereto.

         Section 1.03 WAIVER OF NOTICE. The Agent and the Required Banks hereby waive the Borrower's failure to provide 30 day's notice to the Agent requesting an increase in the Commitments and the right of the Banks to a 15 day period to respond to such notice pursuant to the provisions of Section 2.16(a) of the Credit Agreement.

         Section 1.04 CREDIT DECISION. None of the Agent or any Bank makes any representation or warranty to any other Bank in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. Each Bank acknowledges that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

         Section 1.05 REPRESENTATIONS OF BORROWER. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement (unless stated to relate solely to an earlier date, in which case such representation and warranty was true and correct in all material respects on and as of such earlier date) will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

         Section 1.06 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         Section 1.07 COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Section 1.08 EFFECTIVENESS. This Amendment shall become effective as of the date hereof on the date when the following conditions are met (the "AMENDMENT EFFECTIVE DATE"):

         (a) the Agent shall have received from each of the Borrower, the Required Banks and each Bank that is increasing its Commitment or assigning a Commitment to or assuming a Commitment from another Bank a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

         (b) the Agent shall have received the following documents, each dated the Amendment Effective Date:

                  (i) an opinion of Wilkie Farr and Gallagher, counsel for the Borrower, substantially in the form of Exhibit A hereto and (ii) an opinion from Robinson Bradshaw and Hinson, North Carolina counsel for the Borrower, substantially in the form of Exhibit B hereto.

         (c) the Agent shall have received a fee for the account of each Bank that is increasing its Commitments hereunder (including by way of assumption), as in effect on the Amendment Effective Date immediately after giving effect to this; and

         (d) the Agent shall have received all documents that it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment and the Notes, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Agent.

                                    The Agent shall promptly notify the Borrower
                      and the Banks of the Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto. The Banks which are parties to the 364-day Credit Agreement dated August 8, 2001 (the "364-DAY CREDIT AGREEMENT") among the Borrowers, the banks listed on the signature pages thereof and the Agent, constituting the "REQUIRED BANKS" under the 364-Day Credit Agreement, and the Borrower agree that the Commitments under the 364-Day Credit Agreement shall terminate automatically on the Amendment Effective Date without need for further action by any party to such agreement.


         Section 1.09 EFFECT OF AMENDMENTS. Except as expressly set forth herein, the amendments and consents contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        MARTIN MARIETTA MATERIALS, INC.



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:
                                        Address:     2710 Wycliff Road
                                                     Raleigh, NC 27607
                                        Facsimile:   919-510-4700



                                       JPMORGAN CHASE BANK



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



                                       WACHOVIA BANK, N.A.



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       BANK OF AMERICA, N.A.



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



                                       BNP PARIBAS



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



                                       BRANCH BANKING AND TRUST
                                         COMPANY



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



                                       WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       RBC CENTURA BANK



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



                                       STATE STREET BANK & TRUST CO.



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



                                       JPMORGAN CHASE BANK, as Agent




                                       By:
                                           -------------------------------------
                                       Title:


                                       Address: Attn:
                                          Loan & Agency Service Grp.
                                          One Chase Manhattan Plaza
                                          New York, New York 10081
                                       Facsimile number: 212-552-5658

                                   SCHEDULE A




                                   Amount of Commitment before     Amount of Commitment after
                                   Giving Effect to Amendment      Giving Effect to Amendment
Name of Bank                       No.1                            No.1
------------                       ---------------------------     --------------------------

JPMorgan Chase Bank                $40,000,000                     $52,500,000

Wachovia Bank                      $70,000,000                     $55,000,000

Bank of America, N.A.              $35,000,000                     $47,500,000

BNP Paribas                        $25,000,000                     $45,000,000

Branch Banking & Trust Company     $17,500,000                     $37,500,000

Wells Fargo Bank National          $12,500,000                     $12,500,000
Association

RBC Centura Bank                   $12,500,000                     $12,500,000

State Street Bank & Trust Company  $12,500,000                     $12,500,000

Total                              $225,000,000                    $275,000,000





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